UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT No.1 to FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2016
(Date of earliest event reported)

Asure Software, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 22, 2016 we filed a Current Report on Form 8-K (“Original Form 8-K”)  to report the completion of the acquisition of Mangrove Employer Services, Inc. pursuant to a Stock Purchase Agreement. The Original Form 8-K included the audited special purpose carve-out financial statements of Mangrove Employer Services – Payroll Division (a carve-out of Mangrove Employer Services, Inc.), including the balance sheets as of December 31, 2015 and 2014 and the statements of operations, changes in invested equity and cash flows for each of the two fiscal years ended December 31, 2015 and 2014. The Original Form 8-K also reported that we signed a material agreement to acquire substantially all the assets of Mangrove COBRAsource Inc. pursuant to an Asset Purchase Agreement.

This amendment to the Original Form 8-K is being filed to provide pro forma financial information relating to the transactions described above.

Item 9.01   Financial Statements and Exhibits

(b)	Pro forma financial information—Included herein as Exhibit 99.1 are the unaudited pro forma condensed combined Statements of Operations for the twelve months ended December 31, 2015.
(c)	Exhibits

Exhibit	Description

99.1	Asure Software, Inc. unaudited pro forma condensed combined Statements of Operations for the fiscal year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Date: May 12, 2016	By:	/s/Brad Wolfe
Brad Wolfe
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Asure Software, Inc. unaudited pro forma condensed combined Statements of Operations for the fiscal year ended December 31, 2015.